Equity Transaction with Non-controlling Interests	12 Months Ended
Dec. 31, 2025
Text block [abstract]
Equity Transaction with Non-controlling Interests
31.	EQUITY TRANSACTION WITH NON-CONTROLLING INTERESTS

a.	USISH
During 2024 and 2025, USISH repurchased its own 6,740 thousand and 6,321 thousand outstanding ordinary shares, respectively, which made the Group’s shareholdings of USISH increased. The transaction was accounted for as an equity transaction since the Group continued to have control over USISH and, as a result, the Company’s capital surplus was decreased by NT$186,404 thousand and NT$271,589 thousand (US$8,658 thousand), respectively.
During 2025, the USISH Bonds were converted into 75,691 thousand ordinary shares of USISH, which made the Group’s shareholdings of USISH decreased. The transaction was accounted for as an equity transaction since the transaction did not change the Group’s control over USISH and, as a result, the Company’s capital surplus was then increased by NT$3,177,227 thousand (US$101,282 thousand).

b.	ASET
In September 2024, ASET did not subscribe for AMPI’s cash capital increase in proportion to its ownership interest, and in June 2025, ASET conducted a public tender offer in cash for 6,386 thousand ordinary shares of AMPI with a total consideration of NT$57,475 thousand (US$1,832 thousand), thereby increasing the Group’s ownership in AMPI. These transactions did not alter the Group’s control over AMPI. Capital surplus decreased by NT$63,649 thousand and NT$68,093 thousand (US$2,171 thousand), respectively, while retained earnings decreased by NT$5,439 thousand and nil, respectively.